80690 3/02
Prospectus Supplement
dated March 30, 2002 to:
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PUTNAM INTERNATIONAL GROWTH FUND
Class A Prospectus and Class Y Prospectus dated October 30, 2001

The following changes apply to the fund's prospectus:

The fund's Investment Category identified on the front cover of the prospectus is changed to "Blend."

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The Trustees have eliminated the fund's policy of investing, under normal market conditions, at least 65% of its total assets in the equity securities of companies located in at least three countries other than the United States. Accordingly, the third sentence under the heading "What are the fund's main investment strategies and related risks?" in the prospectus is deleted.

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The following sentence is added to the end of the first paragraph under the heading "What are the fund's main investment strategies and related risks? - Derivatives."

"Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment."

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The following paragraph replaces the disclosure that appears under the heading "What are the fund's main investment strategies and related risks? - Other investments."

"Other investments. In addition to the main investment strategies described above, we may make other investments, such as investments in U.S. companies, preferred stocks, convertible securities and debt securities, which may be subject to other risks, as described in the SAI."

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The second paragraph and corresponding table under the heading "Who manages the fund?" are replaced with the following:

"Putnam Management's International Core Team has primary responsibility, and its members have joint responsibility, for the day-to-day management of the fund's portfolio."

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The following changes apply to the fund's class Y prospectus:

The fifth and sixth paragraphs under the heading "How to buy shares" are replaced with the following:

"Eligible purchasers. A defined contribution plan (including a corporate IRA) is eligible to purchase class Y shares if approved by Putnam and if

* the plan, its sponsor and other employee benefit plans of the sponsor invest at least $150 million in Putnam funds and other investments managed by Putnam Management or its affiliates; or the average investment in Putnam-managed assets of accounts in the plan is at least $30,000, or

* the plan's sponsor confirms a good faith expectation that, within such period after initial purchase as is agreed by the sponsor and Putnam, investments in Putnam-managed assets will attain the level or average account size specified above, using the higher of purchase price or current market value, and agrees that class Y shares may be redeemed and class A shares purchased if that level is not attained.

College savings plans that qualify for tax-exempt treatment under
Section 529 of the Internal Revenue Code, bank trust departments and trust companies, and other defined contribution plans, if approved by Putnam, are also eligible to purchase class Y shares."